SCHEDULE 14A
 (RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
 THE SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant   ☐
Filed by a Party other than the Registrant    ☒
Check the appropriate box:
☒        Preliminary Proxy Statement
☐        Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
☐        Definitive Proxy Statement
☐        Definitive Additional Materials
☐         Soliciting Material Under Rule 14a-12
CONSOLIDATED-TOMOKA LAND CO.
(Name of Registrant as Specified in Its Charter)

WINTERGREEN FUND, INC. WINTERGREEN PARTNERS FUND, LP WINTERGREEN PARTNERS OFFSHORE MASTER FUND, LTD. WINTERGREEN ADVISERS, LLC DAVID J. WINTERS ELIZABETH N. COHERNOUR EVAN H. HO EDWARD W. POLLOCK
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

WINTERGREEN ADVISERS, LLC

                                                                                                                        March 10, 2017

Dear Fellow Shareholder:

Wintergreen Fund, Inc. (the "Fund") is the beneficial owner of 1,232,334 shares of common stock, par value $1.00 per share ("Common Stock"), of Consolidated-Tomoka Land Co. (the "Company" or "CTO"), representing approximately 21.5% of the Common Stock outstanding.  Wintergreen Partners Fund, LP (the "Partnership") is the beneficial owner of 294,100 shares of Common Stock, representing approximately 5.1% of the Common Stock outstanding.  Wintergreen Partners Offshore Master Fund, Ltd. (the "Offshore Fund") is the beneficial owner of 26,641 shares of Common Stock, representing approximately 0.5% of the Common Stock outstanding (the Fund, the Partnership and the Offshore Fund are collectively referred to herein as the "Wintergreen Funds").  In addition, Mr. Edward W. Pollock, a Wintergreen Nominee (as defined herein), is the beneficial owner of 440 shares of Common Stock.  Consequently, the Wintergreen Funds in the aggregate beneficially own 1,553,515 shares of Common Stock, which constitutes approximately 27.2% of the Common Stock outstanding. Wintergreen Advisers, LLC, the investment manager of each of the Wintergreen Funds, and David J. Winters, its principal, are beneficial owners of such shares. David J. Winters, Wintergreen Advisers, LLC and the Wintergreen Funds shall be referred to collectively herein as "Wintergreen."  For the reasons set forth in the attached proxy statement, Wintergreen is seeking your support at the annual meeting of shareholders (the "Annual Meeting"), which according to CTO's Preliminary Proxy Statement (the "CTO Proxy Statement") filed with the Securities and Exchange Commission on March 6, 2017, is scheduled to be held at the LPGA International Golf Club, Daytona Beach, Florida on Wednesday, April 26, 2017 at 2:00 p.m. local time, for the following:
•	to elect Wintergreen's slate of director nominees (the "Wintergreen Nominees") to CTO's board of directors;
•	to vote on the ratification of the appointment of Grant Thornton LLP ("Grant Thornton") as the Company's independent registered public accounting firm for fiscal year 2017;
•	to vote, on an advisory basis, on executive compensation;
•	to vote, on an advisory basis, on the frequency of the executive compensation vote; and
•	to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
Wintergreen and the Wintergreen Nominees are "participants" in this solicitation, as that term is used in federal securities law, and they have no substantial interest in CTO other than their ownership of shares. The transactions by Wintergreen and the Wintergreen Nominees within the past two years involving CTO stock appear in Schedule I to this proxy statement.
Pursuant to this proxy statement, Wintergreen is soliciting proxies from holders of shares of CTO Common Stock to be used at the 2017 Annual Meeting of CTO shareholders and any adjournments or postponements thereof to vote "FOR" the election of the Wintergreen nominees to the Company's board of directors. Wintergreen also seeks proxies to vote "AGAINST" the ratification of the appointment of Grant Thornton as the Company's independent registered public accounting firm, "AGAINST" the proposed executive compensation plan, and "ONE YEAR" for the frequency of the advisory vote to approve executive compensation. According to the CTO Proxy Statement, the record date for the April 26, 2017 Annual Meeting is March 2, 2017. Only CTO shareholders of record as of March 2, 2017 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

Whether or not you plan to attend the Annual Meeting, we urge you to carefully consider the information contained in the attached proxy statement and then support our efforts by signing, dating and returning the enclosed GREEN proxy card today.  The attached proxy statement and the enclosed GREEN proxy card are first being furnished to the shareholders on or about [●].
This solicitation is being made by the Wintergreen Funds and not on behalf of the Board of Directors of CTO.
If you have already voted a proxy card furnished by the Company's management, you have every right to change your votes by signing, dating, and returning a later dated proxy.
If you have any questions or require any assistance with voting your GREEN proxy card, please contact our proxy solicitation firm.

470 West Avenue
Stamford, Connecticut 06902
Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400
E-mail: wintergreen@morrowsodali.com

Thank you for your support,

/s/ David J. Winters	/s/ Elizabeth Cohernour

David J. Winters	Elizabeth N. Cohernour
Wintergreen Advisers, LLC	Wintergreen Advisers, LLC

[PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION]
Dated March 10, 2017 ANNUAL MEETING OF SHAREHOLDERS OF CONSOLIDATED-TOMOKA LAND CO.

PROXY STATEMENT OF WINTERGREEN (AS DEFINED BELOW)

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GREEN PROXY CARD TODAY
Wintergreen Fund, Inc. (the "Fund") is the beneficial owner of 1,232,334 shares of common stock, par value $1.00 per share ("Common Stock"), of Consolidated-Tomoka Land Co. (the "Company" or "CTO"), representing approximately 21.5% of the Common Stock outstanding.  Wintergreen Partners Fund, LP (the "Partnership") is the beneficial owner of 294,100 shares of Common Stock, representing approximately 5.1% of the Common Stock outstanding.  Wintergreen Partners Offshore Master Fund, Ltd. (the "Offshore Fund") is the beneficial owner of 26,641 shares of Common Stock, representing approximately 0.5% of the Common Stock outstanding (the Fund, the Partnership and the Offshore Fund are collectively referred to herein as the "Wintergreen Funds").  In addition, Mr. Edward W. Pollock, a Wintergreen Nominee (as defined herein), is the beneficial owner of 440 shares of Common Stock.  Consequently, the Wintergreen Funds in the aggregate beneficially own 1,553,515 shares of Common Stock, which constitutes approximately 27.2% of the Common Stock outstanding. Wintergreen Advisers, LLC, the investment manager of each of the Wintergreen Funds, and David J. Winters, its principal are beneficial owners of such shares. David J. Winters, Wintergreen Advisers, LLC and the Wintergreen Funds shall be referred to collectively herein as "Wintergreen."  Wintergreen intends to vote all of the shares of Common Stock it beneficially owns "For" the election of its nominees and each of the proposals described below.  We are writing in connection with the annual meeting of shareholders, which according to the CTO Proxy Statement, is scheduled to be held at the LPGA International Golf Club, Daytona Beach, Florida on Wednesday, April 26, 2017 at 2:00 p.m. (EST), including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the "Annual Meeting"), to seek your support.
OUR NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTERESTS OF ALL SHAREHOLDERS. WE BELIEVE THAT YOUR VOICE IN THE FUTURE OF CTO CAN BEST BE EXPRESSED THROUGH THE ELECTION OF OUR NOMINEES. ACCORDINGLY, WINTERGREEN URGES YOU TO VOTE YOUR GREEN PROXY CARD FOR OUR NOMINEES.
This proxy statement and the enclosed GREEN proxy card are being furnished to the Company's shareholders by Wintergreen in connection with the solicitation of proxies for the following:
1.
To vote "FOR" the election of Elizabeth N. Cohernour, Evan H. Ho, Edward W. Pollock, and David J. Winters (the "Wintergreen Nominees") to serve as directors on the Company's board of directors (the "Board");

2.	To vote "AGAINST" the ratification of the appointment of Grant Thornton as the Company's independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017;
3.	To vote "AGAINST" the proposed executive compensation plan; and
4.	To vote "ONE YEAR" for the frequency of the advisory vote to approve executive compensation.

This proxy statement (the "Proxy Statement") and the enclosed GREEN proxy card are first being furnished to shareholders on or about [●], 2017.
CTO has set the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting as March 2, 2017 (the "Record Date").  The mailing address of the principal executive offices of CTO is 1530 Cornerstone Boulevard, Suite 100, Daytona Beach, FL 32117.  Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.   As of the date of this Proxy Statement, Wintergreen is the beneficial owner of an aggregate of 1,553,515 shares of Common Stock of the Company, which represents approximately 27.2% of the voting securities outstanding.  Wintergreen intends to vote all of its shares of Common Stock: (1) "FOR" the election of the Wintergreen Nominees, (2) "AGAINST" the ratification of the appointment of Grant Thornton as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017, (3) "AGAINST" the proposed executive compensation plan, and (4) "ONE YEAR" for the frequency of the advisory vote to approve executive compensation. The only way to ensure a vote on all four proposals is by voting the GREEN proxy card. The Company's proxy card will not provide an opportunity to vote for the Wintergreen Nominees.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 26, 2017: Wintergreen's Proxy Statement is available at: enhancecto.com. At this website, Wintergreen's Proxy Statement, Wintergreen's additional proxy solicitation material and Wintergreen's proxy card will be available.  These materials are also publicly-accessible at http://www.sec.gov/edgar/searchedgar/companysearch.html.
Our nominees are committed to acting in the best interests of all shareholders.  We believe that your voice in the future of CTO can best be expressed through the election of our nominees.  Accordingly, Wintergreen urges you to vote your GREEN proxy card for our nominees.
THIS SOLICITATION IS BEING MADE BY WINTERGREEN AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF CTO.  WINTERGREEN IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING.  SHOULD OTHER MATTERS, WHICH WINTERGREEN IS NOT AWARE OF AT A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GREEN PROXY CARD WILL VOTE ON SUCH MATTERS AT THEIR DISCRETION.
WINTERGREEN URGES YOU TO CAREFULLY CONSIDER THE INFORMATION CONTAINED IN THE ATTACHED PROXY STATEMENT AND THEN SUPPORT WINTERGREEN'S EFFORTS BY USING THE GREEN PROXY CARD TODAY TO VOTE "FOR" THE ELECTION OF EACH OF THE WINTERGREEN NOMINEES AND AS RECOMMENDED ABOVE FOR EACH OF THE OTHER PROPOSALS.
IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY CTO'S MANAGEMENT TO THE COMPANY, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE ELECTION OF WINTERGREEN'S NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO WINTERGREEN, C/O MORROW SODALI, THE PROXY SOLICITATION FIRM RETAINED TO ASSIST WINTERGREEN IN THIS SOLICITATION, OR TO THE SECRETARY OF CTO, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

IMPORTANT
Your vote is important, no matter how many or how few shares of Common Stock you own.  We urge you to sign, date, and return the enclosed GREEN proxy card today to vote "FOR" the election of the Wintergreen Nominees; "AGAINST" the ratification of the appointment of Grant Thornton as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017; "AGAINST" the proposed executive compensation plan; and "ONE YEAR" for the frequency of the advisory vote to approve executive compensation.
•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed GREEN proxy card and return it in the enclosed envelope today.
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If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a GREEN voting instruction form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote.  Your broker cannot vote your shares on your behalf without your instructions.

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Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed GREEN voting instruction form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed GREEN voting instruction form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company.  Even if you return the management proxy card and mark "withhold" as a protest against the incumbent directors, it will revoke any proxy card you may have previously mailed.  Remember, you can vote for the Wintergreen Nominees only on our GREEN proxy card.  So please make certain that the latest dated proxy card you return is the GREEN proxy card.
If you have any questions regarding your proxy,
or need assistance in voting your shares of Common Stock, please contact our proxy solicitor:

470 West Avenue
Stamford, Connecticut 06902
Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400
E-mail: wintergreen@morrowsodali.com

TABLE OF CONTENTS
Page
9	CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
9	VOTING AND PROXY PROCEDURES
11	PROXY REVOCATION RIGHTS
12	BACKGROUND TO THE SOLICITATION
16	PROPOSAL 1 — ELECTION OF DIRECTORS
18	PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017
18	PROPOSAL 3 — ADVISORY VOTE ON THE COMPANY'S PROPOSED EXECUTIVE COMPENSATION PLAN
18	PROPOSAL 4 — ADVISORY VOTE ON FREQUENCY OF THE ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
18	QUORUM
18	VOTES REQUIRED FOR APPROVAL
19	SOLICITATION OF PROXIES
19	OTHER PARTICIPANT INFORMATION
22	OTHER MATTERS AND ADDITIONAL INFORMATION

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains "forward-looking statements." Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as "may," "will," "expects," "believes," "anticipates," "plans," "estimates," "projects," "targets," "forecasts," "seeks," "could" or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Our forward-looking statements are based on our current intent, belief, expectations, estimates and projections regarding CTO or the real estate markets in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this Proxy Statement and the material accompanying this Proxy Statement.
VOTING AND PROXY PROCEDURES
Who can vote?
Shareholders of record as of the close of business on March 2, 2017, which is known as the Record Date, are entitled to vote at the Annual Meeting. Even if you sell your shares after the Record Date, you will retain the right to execute a proxy in connection with the Annual Meeting.  It is important that you grant a proxy regarding shares you held on the Record Date, or vote those shares in person, even if you no longer own those shares.
How many shares are eligible to vote?
As of the close of business on March 2, 2017, there were 5,717,154 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.
How do I vote?
If your shares are registered directly in your name, you are considered the "shareholder of record" with respect to those shares and this Proxy Statement and the GREEN proxy card are being sent directly to you by Wintergreen. As the shareholder of record, you may direct your vote by completing, signing and dating the GREEN proxy card you receive and returning it in the postage-prepaid envelope. As the shareholder of record, you also have the right to attend the Annual Meeting and vote in person. Most shareholders hold their shares through a broker, bank or other nominee (that is, in "street name") rather than directly in their own name. If you hold your shares in street name, you are a "beneficial owner," and the proxy materials are being forwarded to you by your broker, bank or other nominee together with a GREEN voting instruction form. Because a beneficial holder is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the meeting. Even if you plan to attend the Annual Meeting, we recommend that you complete, sign and date the enclosed GREEN proxy card and return it promptly in the enclosed postage-prepaid envelope so that your vote will be counted if you later decide not to attend the Annual Meeting.
What does it mean if I receive more than one GREEN proxy or voting instruction card?
It probably means your shares are registered differently and are in more than one account. Please sign, date and return all GREEN proxy cards or voting instruction forms to ensure that all your shares are voted.
How will my shares be voted?
If you give a proxy on the accompanying GREEN proxy card with instructions, your shares will be voted as you direct. If you submit a signed GREEN proxy card to Wintergreen, care of its proxy solicitor, Morrow Sodali, without instructions, your shares will be voted "FOR" the election of the Wintergreen Nominees, "AGAINST" the ratification of the appointment of Grant Thornton as the Company's independent public accounting firm for the fiscal year ended December 31, 2017; "AGAINST" the proposed executive compensation plan; and "ONE YEAR" for the frequency of the advisory vote to approve executive compensation.

Submitting a signed GREEN proxy card will entitle Wintergreen to vote your shares in their discretion on matters not described in this Proxy Statement that Wintergreen does not know within a reasonable time before this solicitation, are to be presented at the Annual Meeting, and that properly come before the Annual Meeting, or any adjournment or postponement thereof.
If shareholders holding shares of CTO Common Stock in street name do not provide voting instructions, their shares may not be voted.
Unless a signed proxy specifies otherwise, it is presumed to relate to all shares held of record on the Record Date by the person who submitted it.
What do I do if I receive a proxy card from CTO?
You will also receive a proxy or voting instruction card that is being solicited by the Company's Board.  Wintergreen urges you to discard these proxy cards or voting instruction forms sent to you by the Company. If you have previously signed a proxy card or voting instruction form sent by the Company, we urge you to sign, date and promptly mail the enclosed GREEN proxy card or voting instruction form before the Annual Meeting. By doing so, you will revoke any earlier dated proxy card or voting instruction form solicited by the Company's Board. It is very important that you date your proxy. It is not necessary to contact the Company for your revocation to be effective. If you have questions or need assistance, please contact our proxy solicitor:

470 West Avenue
Stamford, Connecticut 06902
Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400
E-mail: wintergreen@morrowsodali.com

If you have already sent a proxy card to the Company, you may revoke it and vote for Wintergreen by signing, dating and returning the enclosed GREEN proxy card or voting instruction form.  See "Proxy Revocation Rights" below.
What is a "legal proxy," and when would I need one?
If you do not have registered ownership of your shares and want to vote in person at the Annual Meeting, or if you are voting for someone else at the Annual Meeting, you may obtain a document called a "legal proxy" from the registered holder of the shares or such other person and bring it to the Annual Meeting. If you need assistance, please contact Morrow Sodali toll-free at (800) 622-5200.
Can I vote for the Wintergreen Nominees on the proxy card being circulated by the Company?
No. The only way to ensure a vote for Wintergreen is by voting the GREEN proxy card.
Will all four of the proposals in this Proxy Statement appear in the Company's proxy statement?
The only way to ensure a vote on all four proposals is by voting the GREEN proxy card. The Company's proxy card will not provide an opportunity to vote for the Wintergreen Nominees.

If I plan to attend the Annual Meeting, should I still submit a proxy?
Whether you plan to attend the Annual Meeting or not, we urge you to submit a GREEN proxy card. Returning the enclosed proxy card will not affect your right to attend the Annual Meeting and vote.
How many votes do I have?
With respect to each matter to be considered at the Annual Meeting, you are entitled to one vote for each share of Common Stock owned on the Record Date. Based on documents publicly filed by the Company, the Company's only outstanding voting securities are its Common Stock.
Can the meeting be adjourned or postponed?
The Company's By-Laws provide that any meeting of shareholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.  The only way to ensure a vote on all four proposals is by voting the GREEN proxy card. The Company's proxy card will not provide an opportunity to vote for the Wintergreen Nominees.
In the absence of a quorum, the shareholders so present may, by majority vote, adjourn the meeting from time to time in the manner described above until a quorum shall attend.
How can I receive more information?
If you require assistance or have questions about giving your proxy or about this proxy solicitation, please call Morrow Sodali toll-free at (800) 662-5200.
PROXY REVOCATION RIGHTS
If I have already voted using the Company's proxy card, can I revoke my proxy?
Any shareholder of record may revoke or change his or her proxy instructions at any time prior to the vote at the Annual meeting.  Please remember that only the latest dated proxy card will be counted. Therefore, Wintergreen urges you to sign, date and return the GREEN proxy card accompanying this Proxy Statement.
How can I revoke my proxy if I am a shareholder of record?
You can change your proxy instructions by: (a) submitting by mail a properly executed, subsequently dated GREEN proxy card that will revoke all prior proxy cards, including any WHITE proxy cards that you may have submitted to CTO; (b) instructing Wintergreen, care of Morrow Sodali, 470 West Avenue, Stamford, Connecticut 06902; (c) attending the Annual Meeting and withdrawing your proxy by voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or (d) delivering written notice of revocation either to Wintergreen, care of Morrow Sodali, 470 West Avenue, Stamford, Connecticut 06902 or to Daniel E. Smith, CTO's Corporate Secretary at the Company's offices shown above.
How can I revoke my proxy if I hold my shares through a brokerage, bank or other institution?
If you hold your shares in "street name," i.e., through a brokerage, bank or other institution, you can revoke your proxy by: submitting a new proxy card or voting instruction form to your broker or nominee, either by mail or by telephone or by using the Internet in accordance with instructions from your broker or nominee; or attending the Annual Meeting and voting in person, provided you have obtained a signed legal proxy from the record holder giving you the right to vote your shares.
If you choose to revoke a proxy by giving written notice or a later-dated proxy to the Secretary of CTO or by submitting new voting instructions to your broker or nominee, Wintergreen would appreciate if you would assist us in representing the interests of shareholders on an informed basis by either sending its proxy solicitor, Morrow Sodali, a copy of your revocation, proxy or new voting instructions or by calling them at (800) 662-5200.

Please remember that only the latest dated proxy card will be counted. Therefore, Wintergreen urges you to sign, date and return the GREEN proxy card or voting instruction form accompanying this Proxy Statement.
Is there a limit to the number of times that a shareholder can revoke a proxy?
There is no limit on the number of times a shareholder may revoke a proxy prior to the Annual Meeting. If you send written revocation of your proxy to the Secretary of the Company, Wintergreen requests that you send either the original or a copy of that revocation to Morrow Sodali, 470 West Avenue, Stamford, Connecticut 06902. This will allow Wintergreen to more accurately determine if and when the requisite number of proxies has been received.
PLEASE NOTE, that in order to vote "FOR" the election of the Wintergreen Nominees; "AGAINST" the ratification of the appointment of Grant Thornton as the Company's independent public accounting firm for the fiscal year ended December 31, 2017; "AGAINST" the proposed executive compensation plan; and "ONE YEAR" for the frequency of the advisory vote to approve executive compensation, you will need to complete and return the GREEN proxy card, regardless of whether or not you send a revocation.
BACKGROUND TO THE SOLICITATION
•	Wintergreen made its first investment in shares of CTO in February 2006.
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In 2008, Wintergreen submitted shareholder proposals to require the annual election of all directors and to require that the Chairperson of the Board be an independent director.  CTO now has a de-staggered Board and has separated the roles of Chairperson of the Board and Chief Executive Officer.

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In 2009, Wintergreen submitted shareholder proposals to implement an annual shareholder referendum on executive compensation and to require majority voting for the election of directors in uncontested elections.  The Company now holds annual "say on pay" advisory votes and has instituted majority voting in uncontested elections.

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In 2015, Wintergreen believes CTO management began to shift the Company away from its core corporate strategy of low-risk, long-term real estate investments in Daytona Beach and Volusia County, Florida without providing what Wintergreen believes to be adequate disclosure to shareholders.

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In addition, in the first quarter of 2015, the Company purchased approximately $5.1 million in investment securities, without disclosing its holdings.  By the third quarter of 2015, this number had increased to $8.1 million, and was accompanied by increased trading activity.  Less than nine months later, after Wintergreen highlighted its concerns about this activity being beyond the proper authority of management, the Company liquidated these investments, at a loss to shareholders of approximately $576,000 plus costs.  Please see the Company's first and third quarter Form 10-Qs, filed on May 6, 2015 and October 30, 2015, respectively.

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In the second quarter of 2015, the Company's filings revealed that it had initiated a derivatives portfolio that employed leverage. The Company's public filings did not explain why the Company was suddenly engaging in speculative activity that was beyond the scope of the Company's primary business activities.

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As of September 30, 2015, the Company's long-term debt had increased by 44% in 2015, and over 135% since the start of 2014.  Additionally, while the Company's second-quarter 10-Q and accompanying investor presentation characterized its leverage as "reasonably low" and "low," respectively, the Company's third-quarter 10-Q disclosed a new "moderate level of leverage."  Please see the Company's second and third quarter Form 10-Qs, filed on July 31, 2015 and October 30, 2015, respectively.

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In November 2015, during a presentation given to shareholders, management presented leverage ratios against "Total Enterprise Value," a hypothetical metric that prevented shareholders from adequately assessing the Company's risk profile.  If measured against the Company's Equity Market Capitalization from the same presentation, the Company's leverage would have been 48%, which Wintergreen believes could have forced the Company to sell off assets at a steep discount if the Company were unable to service its debt.

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On November 13, 2015, Wintergreen wrote to the independent members of the Board to express its concern with what it viewed as the Company's radical change in strategy and apparent lack of oversight of senior management.  Wintergreen observed that the Company's recent change in direction had created significant risk, while adding little in the way of shareholder value.  Wintergreen sought to have the Company refocus on participating in the Daytona real estate market, which it believed to be a lower-risk, high-value strategy for the Company.

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On November 20, 2015, Wintergreen submitted to the Company a shareholder proposal requesting that the Board hire an independent adviser to evaluate ways to maximize shareholder value through the sale of the Company, or through a liquidation of its assets.  Please see Exhibit B of Wintergreen's Schedule 13D/A, filed on November 20, 2015.

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On November 24, 2015, the Company publically announced its intention to include Wintergreen's proposal in CTO's proxy statement for the 2016 annual shareholder meeting."  The Company further noted that it "welcome[s] the input and perspective of all of our shareholders as we continue to execute our business plan and to pursue our objective of maximizing shareholder value.  We appreciate Wintergreen's continued support through their ownership of a large stake in CTO, and the strong statements of support regarding CTO's board of directors and management team in Wintergreen's March 2015 annual Message to Shareholders."  The Company did not, however, disclose that in November 2015 Wintergreen had expressed significant dissatisfaction with the Company's altered direction, thereby creating, in Wintergreen's opinion, a misleading impression to shareholders that Wintergreen was in full support of the Company's current trajectory.  Please see Exhibit 99.1 of the Company's Form 8-K, filed on November 24, 2015.

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On December 17, 2015, Wintergreen sent a second letter to the independent members of the Board, in which it reiterated the issues raised in its November 13th letter, and also expressed its concern that the Company's public disclosures might be inadequate under federal securities laws.  Wintergreen requested the matters raised in its November 13th and December 17th letters be immediately investigated by the Board.  Please see Exhibit B of Wintergreen's Schedule 13D/A, filed December 17, 2015.

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On December 18, 2015, the Company issued a press release stating that the Board, management and their legal advisers had considered Wintergreen's allegations at a special meeting in November and "believe[d] that such allegations are inaccurate and without merit."  The Company also disclosed that, in response to Wintergreen's shareholder proposal, the Board had authorized management to solicit proposals from financial advisory firms to "advise the Board as to its options for maximizing shareholder value," including through a sale of the Company or its assets.  Ultimately, the Board engaged Deutsche Bank for this strategic review.  Please see the Company Release, issued on December 18, 2015.

•
On January 12, 2016, following an announcement by the Company that it was approving a new share repurchase program, Wintergreen sent a letter to the independent members of the Board about the increasing number of stock grants issued to management since 2011, when John Albright had first been appointed as CEO.  Specifically, since 2011, the Company had authorized stock grants for over 430,000 shares of stock, representing over 7.3% of stock outstanding.  At the time of Wintergreen's letter, Mr. Albright alone had been granted over 314,000 stock options.  These excessive grants had only led to continued dilution for shareholders, as overall outstanding share count had increased by over 210,000 (or 3.5%) since August 2011, despite ongoing share repurchases by the Company.  In its letter, Wintergreen expressed its concern that management was delaying the sales process in order to continue awarding stock grants to Mr. Albright, to the detriment of the Company's other shareholders.  Wintergreen requested that the Board expedite the sales process, provide detailed disclosure to shareholders about the advisers hired to oversee that process, and also provide a full accounting of all commissions, brokerage fees, and other expenses incurred in connection with nearly $120 million in transactions that had been conducted by the Company in 2015.  The Board never responded to Wintergreen's January 12, 2016 letter. Please see Exhibit B of Wintergreen's Schedule 13D/A, filed on January 12, 2016.

•
On February 9, 2016, the Company announced that an audit committee had conducted a review of the allegations raised in Wintergreen's November 13th and December 17th letters and determined they were without merit.  Please see Exhibit 99.3 of the Company's Form 8-K, filed on February 10, 2016.

•
On March 2, 2016, Wintergreen wrote to alert the Board to potential stock manipulation and front-running activity by Albright in late 2015 and to call for a complete and transparent investigation into management's activities, with a particular emphasis on Albright's trading activities.

•
On April 27, 2016, the 2016 Annual Meeting of Shareholders took place during which Wintergreen's proposal to request that the Board hire an independent adviser to evaluate ways to maximize shareholder value through the sale of the Company or through the liquidation of its assets was overwhelmingly approved by shareholders, receiving over 69% of votes cast.  By contrast, 55% of shareholders rejected the Company's say-on-pay and executive compensation proposals, and 60% of shareholders rejected the Company's proposal to issue shares that would have diluted shareholders by 23%.  Although shareholders approved the re-election of the current Board, they did so with particularly low support in comparison to historical votes.  Please see the Company's Form 8-K, filed on April 28, 2016.

•
On July 20, 2016, the Company announced that it had concluded the strategic review process conducted by Deutsche Bank.  According to the Company's press release, the Board had "not received any expressions of interest in acquiring the Company that contained an indication of value that would provide a meaningful premium for shareholders."  Please see the Company Release, issued on July 20, 2016.

•
In November of 2016, frustrated by what it viewed as the Company's inadequate disclosure to shareholders and potential securities law violations, Wintergreen notified the Company of its nomination of the Wintergreen Nominees.

•	On December 15, 2016, the Company informed Wintergreen that the Board had decided that Wintergreen's director-nominees "will not be voted on at the Annual Meeting."
•
On December 29, 2016, Wintergreen responded to the Company's December 15, 2016 letter and reiterated its intention to nominate directors at the Company's 2017 Annual Meeting. Please see Exhibit B of Wintergreen's Schedule 13D/A, filed on December 29, 2016.

•	On January 10, 2017, the Company sent a one-page response to Wintergreen's December 29, 2016 indicating it still did not intend to allow Company shareholders to vote on the Wintergreen Nominees.
•
On January 23, 2017, litigation counsel for Wintergreen sent a letter to counsel for the Company in an attempt to resolve this issue.  In its letter, Wintergreen reiterated why the Company's purported bases for rejecting the proposal were meritless and again requested that the Company allow shareholders to vote on Wintergreen's nominations.  Wintergreen also noted that the Company was potentially in violation of federal securities laws.  Please see Exhibit B of Wintergreen's Schedule 13D/A, filed on January 24, 2017.

•
On January 26, 2017, the Company issued a press release announcing that the 2017 Annual Meeting would take place on April 26, 2017, and that March 2, 2017, had been set as the record date for shareholders entitled to notice of, and to vote at, the Annual Meeting.

•
On January 30, 2017, the Company issued a press release in response to Wintergreen's January 23, 2017 letter, again indicating it did not intend to allow Company shareholders to vote on the Wintergreen Nominees.  Please see the Company Release, issued on January 30, 2017.

•
On February 15, 2017, Wintergreen Advisers, LLC filed an action (the "Action") against the Company and its directors in order to vindicate its rights as a shareholder and allow CTO shareholders the opportunity to vote on the Wintergreen Nominees.  The complaint alleged claims for declaratory judgment and injunctive relief for breach of contract, breach of fiduciary duty, declaratory judgment under Florida law, and the violation of Section 14(a) of the Securities Exchange Act of 1934, and Rule 14a-8, promulgated thereunder.

•
On March 6, 2017, Wintergreen Advisers, LLC and the Company and its directors entered into a settlement agreement whereby the Company shareholders will be permitted to vote on the Wintergreen Nominees.  The Company agreed to all of Wintergreen Advisers, LLC's settlement demands.

PROPOSAL 1 — ELECTION OF DIRECTORS
Wintergreen hereby nominates each of Elizabeth N. Cohernour, Evan H. Ho, Edward W. Pollock, and David J. Winters as a candidate for election to the Company's Board at the Annual Meeting to serve as directors.
Nominee Information

Name	Age	Business Address	Business Experience
Elizabeth N. Cohernour	66	Wintergreen Advisers, LLC 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046

Ms. Cohernour has over 30 years of legal experience and decades of experience with real estate transactions. Ms. Cohernour is the Chief Operating Officer and a principal of Wintergreen Advisers, LLC. Prior to co-founding Wintergreen Advisers, LLC in 2005, she served as General Counsel and Senior Vice President at Franklin Mutual Advisers and Mutual Series Fund Inc., a group of global and equity value funds. Mrs. Cohernour has responsibility for non-investment operations of Wintergreen. Ms. Cohernour graduated with a BA from the College of St. Elizabeth and she holds a Juris Doctor degree from the University of Tulsa.

Evan H. Ho	50	35 Hazel Tree Ridge Orinda, CA 94563
Prior to forming Value Investor Resources, Inc. in 2015, Mr. Ho worked at Wintergreen Advisers, LLC from 2006 to 2014 as a securities analyst. Mr. Ho has extensive real estate experience contracts throughout the world.  With over 20 years' experience in the securities and banking industry, including domestic and international roles at BNP Paribas and Bankers Trust, he has gained broad expertise in equity analysis and corporate credit analysis. Mr. Ho graduated with a BA in Economics from Georgetown University and an MBA in Finance from the Wharton School of The University of Pennsylvania.

Edward W. Pollock	67	1807 Laurel Oak Drive Valrico, FL 33596
Mr. Pollock has over 35 years' experience in real estate, and industrial and economic development. From 1984 up to his retirement in 2010, Mr. Pollock was the Central and South Florida Manager of Regional Development & Site Design for CSX Transportation, Inc. In his role in Regional Development, Mr. Pollock coordinated the identification and marketing of rail serviceable industrial sites. He worked with various developers on designing industrial parks that could offer rail service, identifying stand-alone, rail serviceable, industrial sites and then participated with other CSX departments for marketing of sites to various, and specific, prospective customers. Mr. Pollock worked closely with the Tampa Port Authority, Manatee County Port Authority, Florida Department of Transportation, various Short-Line Railroads, Enterprise Florida, various municipalities, and site consultants in attracting industry to Florida. After retiring from CSX Transportation in 2010, Mr. Pollock has been the principal manager of Pollock Consulting & Enterprises, Inc. Pollock Consulting & Enterprises, Inc. assists clients in identifying industrial sites, specializing in rail serviceable industrial sites and is presently working with several entities as an owner representative and consultant in developing their properties. Pollock Consulting & Enterprises is presently a Florida State approved contractor and is working with Florida Department of Transportation, District 7, in addressing various logistical rail issues as well as various economic development issues for FDOT District 4.

Name	Age	Business Address	Business Experience
David J. Winters	54	Wintergreen Advisers, LLC 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046
David J. Winters is the Chief Executive Officer of Wintergreen Advisers, LLC. Mr. Winters has over 30 years of experience analyzing securities and is responsible for determining general investment advice to be given to clients. Mr. Winters has been involved in numerous real estate investments, including Canary Wharf, Brookfield, Florida East Coast, Pacific Forest, and Weyerhaeuser. He is Portfolio Manager of our clients, including Wintergreen Fund, Inc., a no-load, Global Value Fund which launched in October 2005. Prior to co-founding Wintergreen Advisers, LLC in May 2005, he held various positions with Franklin Mutual Advisers where he led Mutual Series Fund Inc., a group of global and domestic equity value funds, including serving as the Portfolio Manager of Mutual Discovery from 2001 through 2005. Mr. Winters graduated with a BA from Cornell University and he holds the Chartered Financial Analyst (CFA) designation.

OUR NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTERESTS OF ALL SHAREHOLDERS. WE BELIEVE THAT YOUR VOICE IN THE FUTURE OF CTO CAN BEST BE EXPRESSED THROUGH THE ELECTION OF OUR NOMINEES. ACCORDINGLY, WINTERGREEN URGES YOU TO VOTE YOUR GREEN PROXY CARD FOR OUR NOMINEES.
Wintergreen is seeking the authority to vote for the Wintergreen Nominees and the nominees of CTO's management to the Board. Furthermore, Wintergreen will provide you an opportunity to withhold authority with respect to any other CTO nominee by writing in the name of such nominee on the GREEN proxy card or voting instruction form. Information about the nominees of CTO's management may be found in the CTO Proxy Statement and in the Company's definitive proxy statement when it is filed.
Each of these Wintergreen Nominees would be considered "independent" under applicable federal securities rules and in accordance with Listing Standards of NYSE Alternext US LLC ("NYSE-A'). Each Wintergreen Nominee has indicated his or her willingness to serve if elected. The Wintergreen Nominees will not receive any additional compensation from Wintergreen for their services as directors of CTO. Other than as stated herein, there are no arrangements or understandings between Wintergreen and any of the Wintergreen Nominees or any other person or persons pursuant to which the nomination described herein is to be made, other than the consent by each of the Wintergreen Nominees to be named in this Proxy Statement and to serve as a director of CTO if elected as such at the Annual Meeting. See "Other Participant Information" below.

YOU ARE URGED TO VOTE "FOR" THE ELECTION OF THE WINTERGREEN NOMINEES ON THE ENCLOSED GREEN PROXY CARD.
PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017
Wintergreen is seeking the authority to vote "AGAINST" the ratification of the selection of Grant Thornton as the Company's Accounting Firm.  In a series of letters to the Company's Board of Directors, we have pointed to what we believe to be deficiencies in the Company's publicly-filed reports.  We also find it alarming that over a three-year period, Grant Thornton's audit fees have more than doubled without a clear explanation to shareholders as to why this has occurred.  Wintergreen believes that the engagement of a new audit firm that can undertake a thorough review of the Company's financial statements and disclosures would benefit all shareholders.

PROPOSAL 3 — ADVISORY VOTE ON THE COMPANY'S PROPOSED EXECUTIVE COMPENSATION PLAN
Wintergreen is seeking the authority to vote "AGAINST" the Company's proposed executive compensation plan.  For too long, CTO has been used as a compensation scheme for management.  Shareholders rejected this proposal at the 2016 annual meeting, and we find it disconcerting that despite spending shareholder assets on a new compensation consultant, Wintergreen's comments and concerns, and presumably the comments and concerns of other shareholders, were summarily disregarded in the drafting of a new plan. The removal of criteria that encourages shareholder outreach and communication, and metrics that tie share performance to bonus criteria are particularly egregious.  In addition, the Company has once again shifted its peer grouping for compensation.  This constant shifting and misdirection has become all too commonplace for this Board and management team and shareholders should not reward this type of behavior.

PROPOSAL 4 — ADVISORY VOTE FOR THE FREQUENCY OF THE ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
Wintergreen is seeking the authority to vote "ONE YEAR" for the frequency of the advisory vote on executive compensation. Wintergreen originally submitted a shareholder proposal for an annual vote with respect to executive compensation for the Company's 2010 Annual meeting, which received approval from over 90% of the total vote.  Wintergreen sees no reason to make a change to the frequency of the advisory vote on say on pay.  Increased transparency at CTO benefits all shareholders.
QUORUM
According to the CTO Proxy Statement, a quorum is the minimum number of shares that must be represented in person or by proxy in order for the Company to conduct the Annual Meeting. The attendance by proxy or in person of holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting, or 2,858,578 shares of Common Stock based on the Record Date of March 2, 2017 will constitute a quorum to hold the Annual Meeting.
VOTES REQUIRED FOR APPROVAL
Proposal 1 — Election of Directors.  Provided a quorum is present, directors are elected by a plurality of the votes cast at the Annual Meeting.  The director nominees who receive the largest number of votes cast will be elected, up to the maximum number of directors to be elected at the Annual Meeting.
Proposal 2 — Ratification of the Selection of Independent Registered Public Accounting Firm.  Applicable law does not require shareholder ratification of the appointment of Grant Thornton to serve as the Company's independent registered public accounting firm.  The Company has stated that the proposal to ratify the appointment of Grant Thornton will be approved if the votes cast favoring the proposal exceed the votes cast opposing the proposal. Abstentions and broker non-votes will have no effect on this proposal.

Proposal 3 — Advisory Vote on Executive Compensation.  Applicable law does not require the Company to obtain shareholder approval with respect to executive compensation decisions.  Advisory votes are not binding upon the Company.  The Company states that it will consider the outcome of the advisory vote when making future compensation decisions for named executive officers.
Proposal 4 — Advisory Vote on Frequency of the Advisory Vote on Executive Compensation.  Applicable law does not require the Company to obtain shareholder approval with respect to advisory votes with respect to the frequency of advisory votes.  Advisory votes are not binding upon the Company.   The Company states that it will consider the outcome of the advisory vote when making future compensation decisions for named executive officers.
SOLICITATION OF PROXIES
Proxies may be solicited by mail, telephone, telefax, e-mail, newspapers, the Internet and other publications of general distribution and in person. In connection with this solicitation of proxies, banks, brokers, custodians, nominees, other institutional holders and other fiduciaries will be asked to forward all soliciting materials to the beneficial owners of the shares that those institutions hold of record. Wintergreen will reimburse those institutions for reasonable expenses that they incur in connection with forwarding these materials.
Wintergreen has retained Morrow Sodali LLC to solicit proxies in connection with the Annual Meeting. Morrow Sodali may solicit proxies from individuals, banks, brokers, custodians, nominees, other institutional holders and other fiduciaries and will employ approximately [●] people in its effort. Wintergreen has agreed to reimburse Morrow Sodali for its reasonable expenses and to pay it fees in connection with the proxy solicitation. Wintergreen has agreed to indemnify Morrow Sodali against certain liabilities arising out of or in connection with the engagement. It is currently expected that the fees payable to Morrow Sodali in connection with this proxy solicitation will not exceed $100,000.
In addition to the costs related to the engagement of Morrow Sodali, costs related to this solicitation of proxies include expenditures for printing, postage, legal services and other related items. Wintergreen is bearing the expense of this proxy solicitation. Total expenditures are expected to be approximately $[●] to $[●]. To date, there have been no payments for cost.
Wintergreen is permitted to seek reimbursement of all solicitation expenses from the Company and does not currently intend to seek a vote of the shareholders for approval of such reimbursement.
OTHER PARTICIPANT INFORMATION
The participants in this solicitation are Wintergreen Fund, Inc., a Maryland corporation, Wintergreen Partners Offshore Master Fund, Ltd., a Cayman Islands exempted company, Wintergreen Partners Fund, LP, a Delaware limited partnership (collectively, the "Wintergreen Funds"), Wintergreen Advisers, LLC, a Delaware limited liability company, David J. Winters and the Wintergreen Nominees.  Wintergreen Advisers, LLC is the investment manager of the Wintergreen Funds.  The principal business address of David J. Winters, Wintergreen Advisers, LLC, Wintergreen Fund, Inc., and Wintergreen Partners Fund, LP is 333 Route 46 West, Suite 204, Mountain Lakes, New Jersey 07046.  The principal business address of Wintergreen Partners Offshore Master Fund, Ltd. is c/o Elian Fiduciary Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands, KY1-9007. As of the date hereof, the Wintergreen Funds in the aggregate own 1,553,075 shares of Common Stock.  As of the date hereof, Mr. Pollock, a Wintergreen director nominee, owns 440 shares of Common Stock.  Although there is no formal written agreement, it is anticipated that David J. Winters, Wintergreen Advisers, LLC, the Wintergreen Funds and Mr. Pollock will vote their common stock together.  By virtue of the relationships described above, David J. Winters, Wintergreen Advisers, LLC and Mr. Pollock may be deemed to beneficially own the Common Stock owned by the Wintergreen Funds and Mr. Pollock.

Wintergreen has beneficially owned more than 10% of the Common Stock of the Company since May 2006. Wintergreen has a good faith intention to continue to hold the Common Stock through the date of the Annual Meeting and intends to appear in person or by proxy at the Annual Meeting to present the aforementioned shareholder proposals.
Each Wintergreen Nominee has consented to being named in a proxy statement, to be interviewed by the Corporate Governance Committee and to serving as director if elected.
Except as described herein (including with respect to the Lawsuit between Wintergreen Advisers, LLC and the Company and its directors), none of the Wintergreen Nominees is party to any material proceeding adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.
None of the Wintergreen Nominees has a family relationship with any director, executive officer of the Company or with any other nominee for director or executive officer of the Company.
None of the Wintergreen Nominees has in the last five years, filed a petition under federal bankruptcy laws or any state insolvency laws, nor has a receiver, fiscal agent or similar officer been appointed by a court for (i) the business or property of the Wintergreen Nominee, (ii) any partnership in which the Wintergreen Nominee was general partner, or (iii) any business or corporation for which the Wintergreen Nominee was an executive officer in at or within two years before the time of such filing.
Neither Wintergreen nor any Wintergreen Nominee has in the last ten years been convicted of a criminal proceeding or is named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses).
None of the Wintergreen Nominees has in the last five years been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from, or otherwise limiting, the following activities:
(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;
(ii) Engaging in any type of business practice; or
(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;
None of the Wintergreen Nominees has in the last five years, been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in the foregoing paragraph, or to be associated with persons engaged in any such activity; and
None of the Wintergreen Nominees was in the last five years, found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated.
None of the Wintergreen Nominees was, in the last five years, found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

Except as described herein, neither Wintergreen nor any Wintergreen Nominee or their related persons has a direct or indirect interest in any transaction or series of similar transactions since the beginning of the Company's last fiscal year or any currently proposed transaction or series of similar transactions, in which the Company or any of its subsidiaries was or is to be a participant and the amount involved exceeds $120,000.
Except as described herein, none of the Wintergreen Nominees may be deemed to beneficially own any shares of the Company. Except as described herein, none of the Wintergreen Nominees has purchased or sold any securities of the Company during the past two years. Except as described herein, no associate of either of Wintergreen or any Wintergreen Nominee owns beneficially, directly or indirectly, any securities of the Company. Neither Wintergreen nor any Wintergreen Nominee owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company.
Except as described herein, there is no other arrangement or understanding between either of Wintergreen or any Wintergreen Nominee and any other person pursuant to which he was or is to be selected as a nominee or director.
Except as described herein, neither Wintergreen nor any Wintergreen Nominee is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.
Except as described herein, there is no arrangement or understanding pursuant to which the Wintergreen Nominees are proposed to be elected.
Except as described herein, there are no relationships between any of the Wintergreen Nominees or their immediate families and Wintergreen and there are no agreements or understandings between Wintergreen and any of the Wintergreen Nominees regarding this nomination. The Wintergreen Nominees will not receive any additional compensation from Wintergreen for their services as directors of the Company.
Ms. Cohernour serves as a director for Wintergreen Partners Offshore Master Fund, Ltd, a Cayman Islands limited duration company. This entity does not have a compensation committee, is not publicly traded, and does not file annual reports with the SEC.
Ms. Cohernour is the Chief Operating Officer of the Adviser, which may be deemed to beneficially own 27.2% of the Company's Common Stock.
Mr. Ho was an employee of Wintergreen Advisers, LLC from 2006 to 2014. An independent consulting agreement exists between Wintergreen Advisers, LLC and Value Investor Resources, Inc., of which Mr. Ho is the sole owner. Mr. Ho is compensated by Wintergreen Advisers, LLC for research and analytical work. The agreement became effective on January 12, 2015 and continues through the date hereof.
Certain agreements exist between Wintergreen Advisers, LLC and entities controlled by the principals of Wintergreen Advisers, LLC, and Pollock Consulting & Enterprises, Inc., an entity that Mr. Pollock controls. Mr. Pollock is currently compensated by the Adviser and its affiliates for research and analytical work and has been performing work for Wintergreen Advisers, LLC since February 23, 2016.
David Winters is the Chief Executive Officer of Wintergreen Advisers, LLC.
All of the Wintergreen Nominees have indicated their availability in respect of the meetings of the Board that have been scheduled for calendar year 2017.

OTHER MATTERS AND ADDITIONAL INFORMATION
Other Matters
Other than those discussed above, Wintergreen is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which Wintergreen is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GREEN proxy card will vote on such matters in their discretion.
Incorporation by Reference
Wintergreen has omitted from this Proxy Statement certain disclosure required by applicable law that is expected to be included in the Company's proxy statement relating to the Annual Meeting.  This disclosure is expected to include, among other things, certain biographical information regarding the Company's directors and executive officers, and other information concerning the Company's Board; information concerning executive compensation; information concerning the Company's procedures for nominating directors; information concerning the committees of the Company's Board; procedures for submitting proposals for inclusion in the Company's proxy statement at the next annual meeting; and other important information. Information concerning the date by which proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received by the Company for inclusion in the Company's proxy statement and form of proxy for that meeting will also be contained in Company's Proxy Statement.   While we believe that any statement made by Wintergreen herein is true, we do not take any responsibility for the accuracy or completeness of statements taken from public documents and records that were not prepared by or on our behalf, or for any failure by CTO to disclose events that may affect the significance or accuracy of such information.  See Schedule II for information regarding persons who beneficially own more than 5% of the shares of Common Stock and the ownership of the shares of Common Stock by the directors and management of CTO.
The information concerning CTO contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.
WINTERGREEN ADVISERS, LLC
March 10, 2017

SCHEDULE I
TRANSACTIONS IN SECURITIES OF CONSOLIDATED-TOMOKA LAND CO.
 DURING THE PAST TWO YEARS
Class of Security	Quantity Purchased / (Sold)	Price Per Share ($)	Date of Purchase / Sale
Wintergreen Advisers, LLC
Common Stock	(161,175)	$48.09	03/10/16
Common Stock	161,175	$48.09	03/10/16
Common Stock	10,000	$52.25	11/10/16

Class of Security	Quantity Purchased / (Sold)	Price Per Share ($)	Date of Purchase / Sale
Edward W. Pollock
Common Stock	100	$47.00	6/29/2016
Common Stock	340	$45.37	6/13/2016

SCHEDULE II
The following table is reprinted from the Company's Proxy Statement filed with the
Securities and Exchange Commission on March 6, 2017.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners
As of March 2, 2017, the following shareholders were beneficial owners of more than 5% of the outstanding shares of the Company's Common Stock. The information below is as reported in filings with the Securities and Exchange Commission. Wintergreen is not aware of any other beneficial owner of more than 5% of the shares of the Company's Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Wintergreen Advisers, LLC(1)	1,553,515	27.2%
BlackRock, Inc.(2)	335,095	5.9%

(1)
The amount shown and the following information is derived from a Schedule 13D/A filed by Wintergreen, reporting beneficial ownership as of February 21, 2017. According to the Schedule 13D/A, Wintergreen Fund, Inc. beneficially owns 1,232,334 shares, Wintergreen Partners Fund beneficially owns 294,100 shares, and Wintergreen Partners Offshore Master Fund, Ltd. beneficially owns 26,641 shares (collectively, the "WG Fund Entities"), and Edward W. Pollock beneficially owns 440 shares. Wintergreen, as sole investment manager of the WG Fund Entities, may be deemed to beneficially own the 1,553,075 shares beneficially owned by such entities. Wintergreen has shared voting and dispositive power with respect to these 1,553,075 shares. Because Mr. Pollock is one of Wintergreen's nominees to our Board and Wintergreen intends to vote for Mr. Pollock, Wintergreen may be deemed to beneficially own the 440 shares beneficially owned by him.

(2)
The amount shown and the following information is derived from a Schedule 13G filed by BlackRock, Inc. ("BlackRock"), reporting beneficial ownership as of December 31, 2016. According to the Schedule 13G, BlackRock has sole voting power over 329,381 shares and sole dispositive power over 335,095 shares. The business address for BlackRock is 55 East 52nd Street, New York, NY 10055.

Security Ownership of Directors, Director Nominees, and Executive Officers
The following table contains information at March 2, 2017, on the beneficial ownership of the shares of the Company's Common Stock for each director and director nominee, each "named executive officer," and by all of the Company's directors, director nominees and executive officers as a group, and the percentage of the aggregate of such shares to all of the outstanding shares of the Company's Common Stock.

		NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED(1)
	Name of Beneficial Owner	Restricted Stock	Options Exercisable Within 60 Days(2)	Other Shares Beneficially Owned	Percent of Class(3)
(1)	John P. Albright	69,318(5)	46,400	76,633	3.3%
(2)	John J. Allen	—	—	4,800(8)	*
(3)	Elizabeth N. Cohernour(4)	—	—	—	*
(4)	Laura M. Franklin	—	—	240	*
(5)	Jeffry B. Fuqua	—	—	14,000	*
(6)	Evan H. Ho	—	—	—	*
(7)	William L. Olivari	—	—	5,000(9)	*
(8)	Mark E. Patten	11,000(6)	20,000	19,007(10)	*
(9)	Edward W. Pollock	—	—	440	*
(10)	Howard C. Serkin	—	—	3,730	*
(11)	A. Chester Skinner, III	—	—	6,000(11)	*
(12)	Daniel E. Smith	6,667(7)	6,600	3,967(12)	*
(13)	Thomas P. Warlow, III	—	—	3,602(13)	*
(14)	David J. Winters	—	—	1,553,515(14)	27.2%
(15)	Casey R. Wold	—	—	—	*
	Directors, Executive Officers and Wintergreen's Nominees as a group	86,985	73,000	1,690,934

______________________________________________________________________________________________________________________________________________________________________________
*	Less than 1% individually.
(1)
Based on information furnished by the individuals named in the table, includes shares for which the named person has sole voting or investment power or shared voting or investment power. Under SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she has no beneficial economic interest. Except as stated in the notes below, the persons indicated possessed sole voting and investment power with respect to all shares set forth opposite their names.

(2)
Represents shares that may be acquired through stock options exercisable through May 1, 2017, comprised of (i) Mr. Albright's February 9, 2015 award of 20,000 shares; (ii) a portion of Mr. Albright's February 26, 2016 award of 40,000 shares; (iii) Mr. Patten's April 16, 2012 award of 10,000 shares; (iv) Mr. Patten's January 23, 2013 award of 10,000 shares; and (v) a portion of Mr. Smith's October 22, 2014 award of 10,000 shares.

(3)
Based on 5,717,154 shares of common stock issued and outstanding as of March 2, 2017. The calculation in this column assumes that (i) all options owned by the named individual and exercisable within 60 days are exercised and (ii) none of the options owned by other named individuals are exercised.

(4)
Although Ms. Cohernour does not beneficially own any of the Company's Common Stock, she is a principal and the Chief Operating Officer of Wintergreen Advisers, LLC, which may be deemed to beneficially own approximately 27.2% of the Company's Common Stock.

(5)
Represents the following restricted stock grants: (i) remaining shares of restricted stock awarded to Mr. Albright as an inducement grant at the commencement of his employment; (ii) remaining shares of restricted stock awarded to Mr. Albright as part of year-end 2014 and 2015 compensation; (iii) restricted stock awarded to Mr. Albright as part of year-end 2016 compensation; (iv) restricted stock awarded to Mr. Albright in connection with the amendment to his employment agreement on May 20, 2015; and (v) restricted stock awarded to Mr. Albright on February 26, 2016. Mr. Albright has the right to direct the voting of these shares of restricted stock.

(6)
Represents the following restricted stock grants: (i) remaining shares of restricted stock awarded to Mr. Patten at the commencement of his employment as provided in his employment agreement; (ii) remaining shares of restricted stock awarded to Mr. Patten as part of year-end 2014 and 2015 compensation; and (iii) restricted stock awarded to Mr. Patten as part of year-end 2016 compensation. Mr. Patten has the right to direct the voting of these shares of restricted stock.

(7)
Represents the following restricted stock grants: (i) restricted stock awarded to Mr. Smith at the commencement of his employment as provided in his employment agreement; (ii) remaining shares of restricted stock awarded to Mr. Smith as part of year-end 2014 and 2015 compensation; and (iii) restricted stock awarded to Mr. Smith as part of year-end 2016 compensation. Mr. Smith has the right to direct the voting of these shares of restricted stock.

(8)	Includes 4,100 shares over which Mr. Allen shares voting and investment power with his spouse.
(9)	Includes 4,800 shares over which Mr. Olivari shares voting and investment power with his spouse.
(10)	Includes 15,507 shares over which Mr. Patten shares voting and investment power with his spouse.
(11)	Includes 2,000 shares over which Mr. Skinner shares voting and investment power with his spouse, and 3,000 shares held by his spouse, who has sole voting power over such shares.
(12)	Includes 3,967 shares over which Mr. Smith shares voting and investment power with his spouse.
(13)	Includes 1,000 shares over which Mr. Warlow shares voting and investment power with his spouse.
(14)	Represents the 1,553,515 shares that Mr. Winters owns in his capacity as principal of Wintergreen.

IMPORTANT
Tell your Board what you think!  Your vote is important.  No matter how many shares of Common Stock you own, please give Wintergreen your proxy to vote: (1) "FOR" the election of the Wintergreen Nominees; (2) "AGAINST" the ratification of the appointment of Grant Thornton as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017; (3) "AGAINST" the proposed executive compensation plan; and (4)  "ONE YEAR" for the frequency of the advisory vote to approve executive compensation, by taking three steps:
•	SIGNING the enclosed GREEN proxy card,
•	DATING the enclosed GREEN proxy card, and
•	MAILING the enclosed GREEN proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).
If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions.  Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed GREEN voting instruction form.
If you have any questions or require any additional information concerning this Proxy Statement, please contact Morrow Sodali at the address set forth below.

470 West Avenue
Stamford, Connecticut 06902
Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400
E-mail: wintergreen@morrowsodali.com

GREEN PROXY CARD
CONSOLIDATED-TOMOKA LAND CO.
2017 ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF WINTERGREEN ADVISERS, LLC AND ITS AFFILIATED ENTITIES
THE BOARD OF DIRECTORS OF CONSOLIDATED-TOMOKA LAND CO.
IS NOT SOLICITING THIS PROXY
P     R     O     X     Y
VOTE BY MAIL
Mark, date and sign this voting form, and return it in the postage paid envelope.
Do not return the card if you vote by Internet.
The undersigned appoints David J. Winters and Elizabeth N. Cohernour, each or either of them, attorneys and agents with full power of substitution to vote all shares of Common Stock of Consolidated-Tomoka Land Co. (the "Company") which the undersigned would be entitled to vote if personally present at the 2017 Annual Meeting of Shareholders of the Company scheduled to be held at the LPGA International Golf Club, Daytona Beach, Florida on Wednesday, April 26, 2017 at 2:00 p.m. local time, and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the "Annual Meeting").
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 26, 2017: Wintergreen's Proxy Statement is available at enhancecto.com. At this website, Wintergreen's Proxy Statement, Wintergreen's additional proxy solicitation material and Wintergreen's proxy card will be available.  These materials are also publicly-accessible at https://www.sec.gov.
The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Wintergreen Advisers, LLC ("Wintergreen") a reasonable time before this solicitation. Wintergreen intends to vote your shares in their discretion on matters not described in this Proxy Statement that Wintergreen does not know within a reasonable time before this solicitation, which are to be presented at the Annual Meeting, and that properly come before the Annual Meeting, or any adjournment or postponement thereof.
IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSAL ON THE REVERSE, THIS PROXY WILL BE VOTED "FOR" SUCH PROPOSAL.
This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.
IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GREEN PROXY CARD
SHAREHOLDERS ARE URGED TO MARK, DATE, SIGN, AND RETURN THIS PROXY.
 YOUR VOTE IS VERY IMPORTANT TO US.
WINTERGREEN RECOMMENDS A VOTE (1) "FOR" THE NOMINEES LISTED BELOW IN PROPOSAL NO. 1, (2) "AGAINST" THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017, (3) "AGAINST" THE PROPOSED EXECUTIVE COMPENSATION PLAN, AND (4) "ONE YEAR" FOR THE FREQUENCY OF THE ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION BELOW.
[X] Please mark vote as in this example

Wintergreen's proposal to elect Elizabeth N. Cohernour, Evan H. Ho, Edward W. Pollock, and David J. Winters. There is no assurance that the nominees of CTO management will serve if elected with Ms. Cohernour, Mr. Ho, Mr. Pollock, and/or Mr. Winters.

FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEE(S)	FOR ALL EXCEPT NOMINEES WRITTEN BELOW
☐	☐	☐

Wintergreen intends to use this proxy to vote (i) "FOR" Ms. Cohernour, Mr. Ho, Mr. Pollock, and Mr. Winters. You should refer to the CTO Proxy Statement and form of proxy distributed by the Company for the names, backgrounds, qualifications and other information concerning the Company's nominees.
NOTE: If you do not wish for your shares to be voted "FOR" a particular Wintergreen Nominee, mark the "FOR ALL EXCEPT NOMINEES WRITTEN BELOW" box and write the name(s) of the nominee(s) you do not support on the line below such box. Your shares will be voted for the remaining Wintergreen Nominee(s). You may also withhold authority to vote for one or more additional Company nominees by writing the name(s) of the Company nominee(s) in the space provided below:

___________________________          ___________________________
___________________________          ___________________________
___________________________          ___________________________

2.	Ratification of the Appointment of Grant Thornton as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017.	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Advisory Vote on the Company's Proposed Executive Compensation Plan.	☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	Advisory Vote for the Frequency of the Advisory Vote to Approve Executive Compensation.	☐ ONE YEAR	☐ TWO YEARS	☐ THREE YEARS	☐ ABSTAIN

The proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Please be sure to sign and date this Proxy.

SIGNATURE(S) OF SHAREHOLDER(S)	DATE

TITLE, IF ANY

SIGNATURE (IF HELD JOINTLY):

When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.